FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP ANNOUNCES EARNINGS FOR THE
FOURTH QUARTER AND YEAR

January 24, 2019 – Honesdale, Pennsylvania

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market – NWFL) and its subsidiary Wayne Bank, announced earnings for the three months ended December 31, 2018 of $3,299,000 compared to $157,000 earned in the corresponding period of 2017.   The increase in earnings is due primarily to the $545,000 improvement in net interest income and the $3,060,000 of non-recurring additional tax expense recorded in the fourth quarter of 2017 resulting from the enactment of the Tax Cuts and Jobs Act (the "Act").  For the year ended December 31, 2018, net income totaled $13,651,000, an increase of $5,453,000 from the $8,198,000 earned in the prior year.  The increase reflects improvement in net interest income and other income, as well as a reduction in the provision for loan losses.  Income tax expense was reduced $3,998,000 due to the non-recurring expense recognized in 2017 combined with the impact of the reduced corporate tax rate.  In 2018, income before tax improved $1,455,000, or 9.9%

Earnings per share (fully diluted) were $0.53 and $0.03 for the three-month periods ended December 31, 2018 and 2017, respectively. For the year, earnings per share on a fully diluted basis were $2.17 for 2018 compared to $1.31 in 2017.  The return on average assets for the year was 1.19% with a return on average equity of 11.71% compared to 0.73% and 7.04%, respectively, in 2017.

Total assets were $1.185 billion as of December 31, 2018.  Loans receivable totaled $850.2 million as of December 31, 2018, with total deposits of $946.8 million and stockholders' equity of $122.3 million.

Loans receivable increased $86.1 million, or 11.3%, from the prior year-end due primarily to a $41.0 million increase in consumer loans and a $31.9 million increase in commercial real estate loans.  Other commercial loans increased $13.1 million.  For the three months and year ended December 31, 2018, net charge-offs totaled $203,000 and $907,000, respectively, compared to $527,000 and $1,029,000, respectively, for the corresponding periods in 2017.

Net interest income, on a fully taxable equivalent basis (fte), totaled $9,687,000 for the three months ended December 31, 2018, an increase of $259,000 compared to the same period in 2017 despite the lower tax-equivalent adjustment resulting from the Act.  For the year, net interest income (fte) totaled $37,899,000, an increase of $809,000 compared to 2017 due primarily to the higher volume of earning assets, including a $63.2 million increase in average loans outstanding.

Other income for the three months ended December 31, 2018 totaled $1,600,000 compared to $1,754,000 for the similar period in 2017.  Gains on the sale of securities decreased $181,000, while all other items of other income increased $27,000 in the aggregate due primarily to service charges and fees.  Other income for the year ended December 31, 2018 totaled $7,065,000 compared to $6,911,000 in 2017, an increase of $154,000.  Gains on the sale of loans and investment securities decreased $187,000 in the aggregate, while all other items of other income increased $341,000, net.

Other expenses totaled $6,803,000 for the three months ended December 31, 2018, compared to $5,886,000 in the similar period of 2017.   The $917,000 increase includes a $364,000 increase in salaries and benefits costs.  All other operating expenses increased $553,000, net.  For the year ended December 31, 2018, other expenses totaled $25,975,000 compared to $24,870,000 for 2017, an increase of $1,105,000.  An increase of $1,170,000 in salaries and benefits was largely offset by reduced expenses on foreclosed real estate.  All other operating expenses increased $927,000, net.

Mr. Critelli commented, "In 2018, our earnings increased $5,453,000 over the 2017 level which included the $3,060,000 of non-recurring tax expense resulting from the Tax Cuts and Jobs Act.  Our income before taxes improved $1,455,000, or 9.9%.  Our Return on Average Assets was 1.19% and our Return on Average Equity was 11.71%, both well above last year's level.  Our cash dividend of $0.24 per share declared in the fourth quarter of 2018 represents a 9.1% increase over the same period of last year.  Earnings per share (fully diluted) also improved to $2.17 from $1.31 in 2017.  Our loan growth exceeded 11%, operating expenses remain well controlled, and our capital base remains above regulatory "Well Capitalized" targets.  Please know that we continue to search out opportunities available to us, and look forward to serving our growing base of stockholders and customers."

Norwood Financial Corp., through its subsidiary Wayne Bank, operates fourteen offices throughout Northeastern Pennsylvania and twelve offices in the Southern Tier of  New York.  The Company's stock is traded on the Nasdaq Global Market under the symbol, "NWFL".

Forward-Looking Statements.

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words "believes", "anticipates", "contemplates", "expects", and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent interest income and net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure.  Tax-equivalent net interest income is derived from GAAP interest income and net interest income using an assumed tax rate of 21% for 2018 and 34% for 2017.  We believe the presentation of interest income on a tax–equivalent basis ensures comparability of interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following table reconciles net interest income to net interest income on a tax-equivalent basis:

(dollars in thousands)	Three months ended December 31		Year ended December 31
	2018	2017	2018	2017
Net interest income	$9,429	$8,884	$36,839	$34,908
Tax equivalent basis adjustment using 34% marginal tax rate	258	544	1,060	2,182
Net interest income on a fully taxable equivalent basis	$9,687	$9,428	$37,899	$37,090

This release also references average tangible equity, which is also a non-GAAP financial measure.  Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders' equity.  The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended December 31,		Year ended December 31,

(dollars in thousands)	2018	2017	2018	2017

Average equity	$118,442	$118,661	$116,538	$116,407

Goodwill and other	(11,678)	(11,806)	(11,723)	(11,910)
Intangibles

Average tangible equity	$106,764	$106,855	$104,815	$104,497

Contact:    William S. Lance
    Executive Vice President &
                    Chief Financial Officer
    NORWOOD FINANCIAL CORP
    570-253-8505
                    www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share and per share data)
(unaudited)
	December 31
	2018	2017
ASSETS
Cash and due from banks	$18,039	$16,212
Interest-bearing deposits with banks	309	485
Cash and cash equivalents	18,348	16,697

Securities available for sale	243,277	281,121
Loans receivable	850,182	764,092
Less: Allowance for loan losses	8,452	7,634
Net loans receivable	841,730	756,458
Regulatory stock, at cost	3,926	3,505
Bank premises and equipment, net	13,846	13,864
Bank owned life insurance	37,932	37,060
Foreclosed real estate owned	1,115	1,661
Accrued interest receivable	3,776	3,716
Goodwill	11,331	11,331
Other intangible assets	336	462
Deferred tax asset	5,594	4,781
Other assets	3,348	2,260
TOTAL ASSETS	$1,184,559	$1,132,916

LIABILITIES
Deposits:
Non-interest bearing demand	$201,457	$205,138
Interest-bearing	745,323	724,246
Total deposits	946,780	929,384
Short-term borrowings	53,046	42,530
Other borrowings	52,284	35,945
Accrued interest payable	1,806	1,434
Other liabilities	8,358	7,884
TOTAL LIABILITIES	1,062,274	1,017,177

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2018: 6,295,113 shares, 2017: 6,256,063 shares	630	626
Surplus	48,322	47,431
Retained earnings	78,434	70,426
Treasury stock, at cost: 2018: 2,470 shares, 2017: 2,608 shares	(81)	(77)
Accumulated other comprehensive loss	(5,020)	(2,667)
TOTAL STOCKHOLDERS' EQUITY	122,285	115,739

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,184,559	$1,132,916

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
INTEREST INCOME
Loans receivable, including fees	$9,759	$8,503	$36,404	$32,524
Securities	1,476	1,560	6,019	6,416
Other	10	12	73	48
Total Interest income	11,245	10,075	42,496	38,988

INTEREST EXPENSE
Deposits	1,446	985	4,644	3,377
Short-term borrowings	122	61	323	199
Other borrowings	248	145	690	504
Total Interest expense	1,816	1,191	5,657	4,080
NET INTEREST INCOME	9,429	8,884	36,839	34,908
PROVISION FOR LOAN LOSSES	375	400	1,725	2,200
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,054	8,484	35,114	32,708

OTHER INCOME
Service charges and fees	1,085	1,023	4,295	4,079
Income from fiduciary activities	126	116	589	510
Net realized gains on sales of securities	-	181	213	348
Gains on sales of loans, net	-	-	15	67
Gains on sale of deposits	-	-	-	209
Earnings and proceeds on life insurance policies	277	283	1,126	1,133
Other	112	151	827	565
Total other income	1,600	1,754	7,065	6,911

OTHER EXPENSES
Salaries and employee benefits	3,575	3,211	14,020	12,850
Occupancy, furniture and equipment	1,036	841	3,695	3,361
Data processing and related operations	400	332	1,427	1,353
Taxes, other than income	92	(32)	572	661
Professional fees	232	243	993	949
FDIC Insurance assessment	83	94	347	377
Foreclosed real estate	104	136	172	1,164
Amortization of intangibles	29	35	126	150
Other	1,252	1,026	4,623	4,005
Total other expenses	6,803	5,886	25,975	24,870

INCOME BEFORE TAX	3,851	4,352	16,204	14,749
INCOME TAX EXPENSE	552	4,195	2,553	6,551
NET INCOME	$3,299	$157	$13,651	$8,198

Basic earnings per share	$0.53	$0.03	$2.19	$1.32

Diluted earnings per share	$0.53	$0.03	$2.17	$1.31

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended December 31	2018	2017

Net interest income	$9,429	$8,884
Net income	3,299	157

Net interest spread (fully taxable equivalent)	3.33%	3.43%
Net interest margin (fully taxable equivalent)	3.54%	3.58%
Return on average assets	1.12%	0.05%
Return on average equity	11.05%	0.52%
Return on average tangible equity	12.26%	0.58%
Basic earnings per share	$0.53	$0.03
Diluted earnings per share	$0.53	$0.03

For the Twelve Months Ended December 31	2018	2017

Net interest income	$36,839	$34,908
Net income	13,651	8,198

Net interest spread (fully taxable equivalent)	3.36%	3.44%
Net interest margin (fully taxable equivalent)	3.53%	3.56%
Return on average assets	1.19%	0.73%
Return on average equity	11.71%	7.04%
Return on average tangible equity	13.02%	7.85%
Basic earnings per share	$2.19	$1.32
Diluted earnings per share	$2.17	$1.31

As of December 31

Total assets	$1,184,559	$1,132,916
Total loans receivable	850,182	764,092
Allowance for loan losses	8,452	7,634
Total deposits	946,780	929,384
Stockholders' equity	122,285	115,739
Trust assets under management	151,224	157,838

Book value per share	$19.43	$18.61
Tangible book value per share	$17.58	$16.71
Equity to total assets	10.32%	10.22%
Allowance to total loans receivable	0.99%	1.00%
Nonperforming loans to total loans	0.13%	0.32%
Nonperforming assets to total assets	0.19%	0.37%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	December 31	September 30	June 30	March 31	December 31
	2018	2018	2018	2018	2017
ASSETS
Cash and due from banks	$18,039	$17,073	$15,193	$10,103	$16,212
Interest-bearing deposits with banks	309	295	914	2,039	485
Cash and cash equivalents	18,348	17,368	16,107	12,142	16,697

Securities available for sale	243,277	247,517	259,442	265,862	281,121
Loans receivable	850,182	819,197	803,773	775,681	764,092
Less: Allowance for loan losses	8,452	8,280	8,326	8,099	7,634
Net loans receivable	841,730	810,917	795,447	767,582	756,458
Regulatory stock, at cost	3,926	3,261	2,313	2,545	3,505
Bank owned life insurance	37,932	37,718	37,485	37,270	37,060
Bank premises and equipment, net	13,846	13,797	13,894	13,808	13,864
Foreclosed real estate owned	1,115	1,209	1,386	1,436	1,661
Goodwill and other intangibles	11,667	11,695	11,725	11,758	11,793
Other assets	12,718	13,266	12,794	14,634	10,757
TOTAL ASSETS	$1,184,559	$1,156,748	$1,150,593	$1,127,037	$1,132,916

LIABILITIES
Deposits:
Non-interest bearing demand	$201,457	$218,979	$216,472	$204,027	$205,138
Interest-bearing deposits	745,323	720,735	734,417	736,122	724,246
Total deposits	946,780	939,714	950,889	940,149	929,384
Borrowings	105,330	89,469	73,608	62,998	78,475
Other liabilities	10,164	10,885	10,563	10,052	9,318
TOTAL LIABILITIES	1,062,274	1,040,068	1,035,060	1,013,199	1,017,177

STOCKHOLDERS' EQUITY	122,285	116,680	115,533	113,838	115,739

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,184,559	$1,156,748	$1,150,593	$1,127,037	$1,132,916

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	December 31	September 30	June 30	March 31	December 31
Three months ended	2018	2018	2018	2018	2017
INTEREST INCOME
Loans receivable, including fees	$9,759	$9,301	$8,857	$8,487	$8,503
Securities	1,476	1,483	1,536	1,524	1,560
Other	10	2	43	18	12
Total interest income	11,245	10,786	10,436	10,029	10,075

INTEREST EXPENSE
Deposits	1,446	1,116	1,052	1,029	985
Borrowings	370	282	169	193	206
Total interest expense	1,816	1,398	1,221	1,222	1,191
NET INTEREST INCOME	9,429	9,388	9,215	8,807	8,884
PROVISION FOR LOAN LOSSES	375	375	425	550	400
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	9,054	9,013	8,790	8,257	8,484

OTHER INCOME
Service charges and fees	1,085	1,129	1,101	980	1,023
Income from fiduciary activities	126	151	175	137	116
Net realized gains on sales of securities	-	13	58	142	181
Gains on sales of loans, net	-	15	-	-	-
Earnings and proceeds on life insurance policies	277	297	279	273	283
Other	112	392	161	162	151
Total other income	1,600	1,997	1,774	1,694	1,754

OTHER EXPENSES
Salaries and employee benefits	3,575	3,577	3,406	3,462	3,211
Occupancy, furniture and equipment, net	1,036	910	857	892	841
Foreclosed real estate	104	(26)	114	(19)	136
FDIC insurance assessment	83	87	86	92	94
Other	2,005	2,024	1,890	1,821	1,604
Total other expenses	6,803	6,572	6,353	6,248	5,886

INCOME BEFORE TAX	3,851	4,438	4,211	3,703	4,352
INCOME TAX EXPENSE	552	728	698	574	4,195
NET INCOME	$3,299	$3,710	$3,513	$3,129	$157

Basic earnings per share	$0.53	$0.59	$0.57	$0.50	$0.03

Diluted earnings per share	$0.53	$0.58	$0.56	$0.50	$0.03

Book Value per share	$19.43	$18.49	$18.35	$18.45	$18.61
Tangible Book Value per share	17.58	16.62	16.47	16.56	16.71

Return on average assets (annualized)	1.12%	1.28%	1.23%	1.13%	0.05%
Return on average equity (annualized)	11.02%	12.55%	12.25%	11.00%	0.52%
Return on average tangible equity (annualized)	12.23%	13.94%	13.64%	12.25%	0.58%

Net interest spread (fte)	3.33%	3.40%	3.40%	3.31%	3.44%
Net interest margin (fte)	3.54%	3.57%	3.54%	3.46%	3.56%

Allowance for loan losses to total loans	0.99%	1.01%	1.04%	1.04%	1.00%
Net charge-offs to average loans (annualized)	0.10%	0.21%	0.10%	0.04%	0.28%
Nonperforming loans to total loans	0.13%	0.14%	0.16%	0.22%	0.32%
Nonperforming assets to total assets	0.19%	0.20%	0.23%	0.28%	0.37%